Exhibit 99.1

[GRAPHIC OMITTED]

                                                                [LOGO] Endurance

                                The Bermuda Angle
                             12th Annual Conference

--------------------------------------------------------------------------------
                        Endurance Specialty Holdings Ltd.
--------------------------------------------------------------------------------

                                December 2, 2003

Forward Looking Statements

Statements contained in this Presentation that are not based on current or historical fact are forward-looking in nature. Such forward-looking statements are based on current plans, estimates and expectations and are made pursuant to the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on known and unknown risks, assumptions, uncertainties and other factors. The Company's actual results, performance, or achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement.


2                                                               [LOGO] Endurance

                             Overview of the Markets
                            -------------------------
                            Chief Executive Officer:
                                Kenneth LeStrange


3                                                               [LOGO] Endurance

Dramatic Reduction in Global Capital

>     40% reduction in global capital from 2000 to 2002 - from $700B to $400B

      o     Significant reserve strengthening

      o     Weak balance sheets

      o     1997-2001 accident year

      o     WTC tragedy

      o     Loss emergence (Asbestos & Mold, D&O, etc.)

      o     Historically inadequate pricing

      o     Poor investment performance

                               [GRAPHIC OMITTED]

>     Management changes. Rating agency downgrades. Insolvencies/withdrawals

> Pricing increases and improvements in terms in primary and reinsurance lines

> Fundamental pricing drivers suggest prolonged positive environment across multiple lines of business


4                                                               [LOGO] Endurance

Current State of the Market

>     Markets strong, but not all business meets our return criteria

      o     Property cat relatively stable, despite earlier predictions

      o Property rates remain stable with signs of price competition emerging

      o Casualty rates improving. Specialty lines (Health Care, D&O) very robust. Other lines continue to see significant rate improvements, yet not all programs are profitable

      o Aviation experiencing modest declines but continues to maintain strong profitability

      o     Underwriting selectivity key to superior results

>     Opportunities driven by significant market dislocations

      o     13 of 20 largest global reinsurers downgraded since mid-2001

      o Withdrawal of SCOR, RSA, CNA RE, Hart Re, Kemper, Trenwick, Gerling, OPL, PMA Re from U.S. markets

      o Numerous companies for sale. Competitors have not yet fully recapitalized in this market

      o     Not all known losses recognized

                               [GRAPHIC OMITTED]

       Markets are rationalizing...but still a very attractive environment


5                                                               [LOGO] Endurance

                               Endurance Overview
                               and Business Model
                            ------------------------
                            Chief Executive Officer:
                                Kenneth LeStrange


6                                                               [LOGO] Endurance

                      Brief History of Endurance Specialty

 [THE FOLLOWING TABLE WAS REPRESENTED BY A FLOW CHART IN THE PRINTED MATERIAL.]

----------------    ---------------     --------------    -----------------    --------------    --------------
 Dec. 17, 2001      August 13, 2002     Jan. 30, 2003        May 15, 2003      July 29, 2003      Nov. 4, 2003
----------------    ---------------     --------------    -----------------    --------------    --------------
----------------    ---------------     --------------    -----------------    --------------    --------------
   Commenced           Closed on        Reported gross    Acquired majority    Reported gross    Reported gross
operations after      $300MM bank        premiums of         of Hart Re's       premiums of       premiums of
raising $1.2B of     debt facility      $799MM and net       reinsurance       $1.0B and net     $1.3B and net
     equity                               income of            business          income of         income of
                                          $102MM for                             $118MM for      $175MM through
                                             FY02                                   1H03         nine months 03
----------------    ---------------     --------------    -----------------    --------------    --------------

             ------------    -----------------    --------------    ----------------    ------------------
             May 16, 2002      Sept. 27, 2002     Feb. 28, 2003      May 28-30 2003       Aug. 12, 2003
             ------------    -----------------    --------------    ----------------    ------------------
             ------------    -----------------    --------------    ----------------    ------------------
               Acquired         Repurchased       Raised $202MM     Upgraded to "A"           Closed
             LaSalle Re's        $100MM of        in successful       from AM Best            $500MM
             Property-Cat    equity securities    Initial Public      and received       revolving credit
               business         from Zurich       Offering under    FSR of "A-" from    / letter of credit
                                 Financial        ticker symbol           S&P                facility
                               Services Group         "ENH"
             ------------    -----------------    --------------    ----------------    ------------------

[LOGO] Endurance                   [GRAPHIC OMITTED]


7                                                               [LOGO] Endurance

                     2003 Year to Date Premium Distribution


         Gross Premium Written (YTD as of 9/30/2003) = $1,340 million *
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY PIE CHARTS IN THE PRINTED MATERIAL.]

Property                        45%
Casualty                        45%
Other Specialty                 10%

Reinsur.                        75%
Insurance                       25%

Aon                             35%
Marsh                           27%
Willis                          14%
Other                           24%

Property Per Risk               26%
Property Cat                    13%
Casualty Treaty                 25%
Property Indivi. Risk            4%
Casualty Indivi. Risk           12%
Other Specialty                 20%

* Broker distribution chart excludes $405m of gross premiums acquired from HartRe.


8                                                               [LOGO] Endurance

No Legacy Issues

>     No hidden balance sheet "Time-Bombs"

      o     Asbestos / Environmental

      o     1998-2001 business

      o     Investment losses

      o     Reinsurance recoverables

      o     Financial reinsurance

      o     Goodwill

      o     Accounting issues

                               [GRAPHIC OMITTED]

                 Unencumbered, pristine balance sheet strength =
                          Global competitive advantage


9                                                               [LOGO] Endurance

                          The Endurance Business Model

                          Specialty Underwriting Units

Cohesive and Engaged
Executive Management

>     Corporate Strategy

>     M&A Activity

>     Capital Management

>     Capital Allocation

>     Operation Process and Procedures

>     Risk Management

Controlled and Leveraged
   Support Functions

>     Actuarial

      o     Pricing

      o     Reserving

      o     Risk Modeling

>     Information Systems

      o     M.I.S

      o     Processing Efficiency Control

>     Claims

      o     Auditing

      o     Reserving

      o     Litigation Management

                               [GRAPHIC OMITTED]

              Attractive,... sustainable returns for our investors


10                                                              [LOGO] Endurance

                        The Platforms and Business Lines

-------------------
Endurance Specialty
  Insurance Ltd.
     (Bermuda)
-------------------

Severity Driven Risks

o     Property-Cat and Per Risk Treaty

o     Severity Driven Casualty Treaty

o     Excess Casualty

o     Prof. Liability / E&O

o     Healthcare

o     Aviation

o     North American Direct Property

----------------------
 Endurance Reinsurance
Corporation of America
        (U.S.)
----------------------

Frequency Driven Risks

o     Property Reinsurance

o     Casualty Reinsurance

-------------------
Endurance Worldwide
Insurance Limited
      (U.K.)
-------------------

Non-U.S. Risks

o     Non-North American Property Treaty

o     European Direct Property


11                                                              [LOGO] Endurance

Strong Underwriting Culture

Endurance Specialty Approach

o     Return, not premium, focus

o     Minimum mandated combined ratios by line

o     Focus on creating portfolio of uncorrelated risks

o     Monoline-level of expertise in specific market segments

o Sophisticated risk modeling and tracking techniques. Strict underwriting controls

o     Heavy investment in MIS, proprietary models and infrastructure

Investor Benefits

o     Superior return on equity

o     Profitability, not market share

o     Lower volatility of earnings / more efficient capital utilization

o     Controlled exposures to single and multiple catastrophes


12                                                              [LOGO] Endurance

Risk Management Approach

>     Centralized Quantitative Risk Framework

>     Data-Intensive Scrutiny of Client and Loss Exposure

>     Heavy Investment in Technology and Risk Analysis Tools

>     Experienced and Innovative Team

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
               Portfolio of Specialty Lines that are Individually
                     Profitable and have Limited Correlation
--------------------------------------------------------------------------------


13                                                              [LOGO] Endurance

Leveraging the Platforms

--------------------------------------------------------------------------------
                               LaSalle Acquisition
--------------------------------------------------------------------------------

o     Achieved market leadership in Property-Cat within six months

o     Lift out of P&C business from troubled company

o     Added over $100 million of GWP

o     Added 20 key staff

o     Acquired for ~0.5x EBITDA

o     No legacy liabilities assumed

--------------------------------------------------------------------------------
                               HartRe Acquisition
--------------------------------------------------------------------------------

o     100% working layer / casualty reinsurance

o     Took 2/3 of in-force book (~$400 million in premiums acquired)

o     Renewals going well

o     Limited overlap to Endurance's existing business

o     Estimated to add 1.5% + points to 2003 ROE

o     Estimated price less than 1x EBITDA

                               [GRAPHIC OMITTED]

                      Highly accretive and well-integrated


14                                                              [LOGO] Endurance

How Are We Different?

>     Broad-based underwriting model

      o     Reinsurance and insurance

      o     Property and casualty

>     Global focus

>     Robust and scalable systems environment

> Established infrastructure, assembled intellectual capital and built a technical underwriting franchise

      o     90 underwriters of 230 employees

      o     25 actuarial / catastrophe modelers of 230 employees

      o     Propriety models across all segments

>     Focus on highest return businesses

>     Commitment to Capital Management

>     Strong, experienced and disciplined management


15                                                              [LOGO] Endurance

                                Financial Review
                            ------------------------
                            Chief Financial Officer:
                                  James Kroner


16                                                              [LOGO] Endurance

Superior Capital Position

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

   253%                 175%               150%             125%           100%
--------------------------------------------------------------------------------
Endurance               AAA                 AA               A             BBB

                           S&P Capital Adequacy Ratio


17                                                              [LOGO] Endurance

                      Significantly Lower Reserve Leverage

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                      Non-Life & Life Reserves to Capital

   749%        674%        638%         578%         466%        401%        339%       316%       270%       253%        211%
----------------------------------------------------------------------------------------------------------------------------------
HannoverRe   Allianz    Munich Re       SCOR       Swiss Re   Converium   GE Global   Ace Ltd   XL Capital  OdysseyRe  PartnerRe

   182%       156%         84%           76%         77%          62%         51%        39%       18%
------------------------------------------------------------------------------------------------------
Everest Re    Arch      Endurance    Allied Wrld     PXRe         Axis       Ren Re     MontRe    IPC Re

Note: Life and non-life reserves to capital = life and non-life loss reserves divided by the sum of shareholders' equity + total long-term debt + preferred and other mezzanine securities.

Source: Dowling & Partners, Endurance


18                                                              [LOGO] Endurance

                       No Reinsurance Recoverables Issues

                    Reinsurance Assets / Shareholders' Equity

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

   334%       208%      201%        139%        114%        98%        97%         89%         63%          41%      39%      36%
------------------------------------------------------------------------------------------------------------------------------------
HannoverRe    SCOR    Ace Ltd    GE Global   XL Capital   Allianz   Converium   OdysseyRe   Munich Re   Everest Re   PXRe  Swiss Re

   33%        14%       10%          8%          6%          3%         0%          0%
------------------------------------------------------------------------------------------
  Arch      Ren Re   PartnerRe     Axis     Allied Wrld    MontRe    IPC Re     Endurance


Note: Reinsurance Assets = Reinsurance recoverable (P/C + Life) + Prepaid reinsurance premiums.

Source: Dowling & Partners, Endurance


19                                                              [LOGO] Endurance

Financial Performance

($ in thousands)
                                     Year Ended         Nine Months Ended        Latest 12 Months
Income Statement                  December 31, 2002       Sept. 30, 2003          Sept. 30, 2003
--------------------------------------------------------------------------------------------------
Gross written premiums              $    798,760           $  1,339,841             $  1,515,129
Net income                               102,066                174,535                  213,113

GAAP combined ratio                         86.2%                  85.7%                    85.9%
Statutory combined ratio                    80.9%                  83.5%                    83.9%

Balance Sheet
--------------------------------------------------------------------------------------------------
Total assets                        $  2,054,594           $  3,363,148
Reserves for losses and LAE              200,840                673,850
Total shareholders' equity             1,217,500              1,564,646

Debt to Capital                             13.6%                   6.2%


20                                                              [LOGO] Endurance

Solid, But Disciplined Growth

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                    Quarterly LTM Gross Premium Written ($mm)
--------------------------------------------------------------------------------


  $623            $799             $1,030              $1,418            $1,515
--------------------------------------------------------------------------------
3Q 2002         4Q 2002           1Q 2003             2Q 2003           3Q 2003

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                       Quarterly Annualized Operating ROE
--------------------------------------------------------------------------------

  8.8%            11.5%            13.4%               16.3%             14.2%
--------------------------------------------------------------------------------
3Q 2002         4Q 2002           1Q 2003             2Q 2003           3Q 2003

Note: ROE is calculated as operating income divided by average equity. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains/losses and after-tax net foreign exchange gains/losses.


21                                                              [LOGO] Endurance

Visible ROE Expansion

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                                        Target
             Annualized Operating ROE                    ROE                     How will Endurance get there?
------------------------------------------------        ------             ---------------------------------------

 3Q      4Q      1Q      2Q       3Q        YTD         Mid to             o     Continued market dislocations
2002    2002    2003    2003     2003      2003          High
----    ----    ----    ----     ----      ----         Teens              o     Disciplined underwriting

 8.8%   11.5%   13.4%   16.3%    14.2%     15.5%    ROE Expansion          o     Adding new lines of business

                                                                           o     Investment income growth with
                                                                                 loss reserve growth

                                                                           o     Sophisticated capital management

                                                                           o     Demonstrated ability to make
                                                                                 highly accretive acquisitions

Note: ROE is calculated as operating income divided by average equity. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains/losses and after-tax net foreign exchange gains/losses.


22                                                              [LOGO] Endurance

Achieving Our Targets

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                              Operating Assumptions

<     Mid to High Teens Returns

<     1.5:1.0 Investment Leverage at 3.70% yield

<     1.0:1.0 Operating Leverage

        17.5%                                                      15.5%
         5.5%                                                       5.5%
        12.0%                                                      10.0%
--------------------------------------------------------------------------------
88.0% Combined Ratio                                        90.0% Combined Ratio

                           Unlevered Return On Capital


23                                                              [LOGO] Endurance

Increasing Business Leverage

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                   Annualized Quarterly Operating Leverage (a)
--------------------------------------------------------------------------------

  0.37x             0.55x            0.56x            0.78x              0.86x
--------------------------------------------------------------------------------
3Q 2002            4Q 2002          1Q 2003         2Q 2003             3Q 2003

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                       Quarterly Investment Leverage (b)
--------------------------------------------------------------------------------

  1.09x             1.19x            1.27x            1.34x              1.46x
--------------------------------------------------------------------------------
3Q 2002            4Q 2002          1Q 2003         2Q 2003             3Q 2003

(a) Premium leverage is calculated by dividing quarterly net premiums earned by quarterly average equity.

(b) Investment leverage is calculated by dividing quarterly average invested assets at amortized cost by quarterly average equity.


24                                                              [LOGO] Endurance

Commitment to Capital Management

>     Focus on drivers of operating leverage

      o     Premium leverage

      o     Investment leverage

>     Optimization of capital structure

      o     Forms of capital

      o     Cost of capital

>     Selective use of strategically enhancing acquisitions

      o     Focused on acquisitions ahead of cycle

      o     Use of reinsurance structures to minimize legacy issues.


25                                                              [LOGO] Endurance

Conclusion

>     Quantitative, underwriting focused business model

> Experienced management team and underwriters focused on long-term execution

>     Conservative balance sheet - no legacy issues

>     Exceptionally strong launch with strong visible earnings growth

>     On or ahead of targets

> Demonstrated ability to grow business organically and through targeted acquisitions


26                                                              [LOGO] Endurance

[GRAPHIC OMITTED]

                                                                [LOGO] Endurance

                               The Bermuda Angle
                             12th Annual Conference

--------------------------------------------------------------------------------
                        Endurance Specialty Holdings Ltd.
--------------------------------------------------------------------------------

                                December 2, 2003